2019 Third Quarter Earnings Conference Call Tuesday, October 22, 2019 1

Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that constitute forward‐looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as  amended. These forward‐looking statements relate to, among other things, expectations regarding the business environment in which we operate,  projections of future performance, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision. Forward‐ looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,”  “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward‐looking statements, the Company claims the protection provided for  in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or  achievements may differ significantly from the results, performance or achievements expressed or implied in any forward‐looking statements. The risks and  uncertainties include, but are not limited to: possible deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile  interest rates and related asset‐liability matching risk; liquidity risks; risk of significant non‐earning assets, and net credit losses that could occur, particularly  in times of weak economic conditions or times of rising interest rates; and regulatory risks associated with current and future regulations. For additional  information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10‐K. The Company does not undertake, and  specifically disclaims any obligation, to update any forward‐looking statements to reflect the occurrence of events or circumstances after the date of such  statements except as required by law. 2

Q3 2019 Financial Highlights  Net income of $42.6 million, or $0.34 per diluted common share Earnings &   Moderating margin compression with net interest margin down 6bps Q‐o‐Q to 3.25% from 8bps  Net  compression in Q2; $1.4 million reduction in accretion income on purchased loans reduced NIM by  Profitability 4bps in 3Q19 Income  Noninterest expense well contained; down 2% Q‐o‐Q and representing 1.85% of average assets $42.6MM  New loan originations funded of $694 million reflects well‐balanced mix of loans Loan   CRE loans accounted for 50% of new loan production; C&I 41%; and residential mortgage 9%  Average rate on new loans declined to 4.72%, reflects higher contribution of C&I volumes,  Diluted  Production including a new warehouse line of credit, which rates tend to be lower than other commercial  EPS loans $0.34  Total deposits increased 1% Q‐o‐Q and continued trend of favorable mix shift to lower‐cost  deposits  Increases in noninterest bearing demand deposits, savings and MMAs, offset by decreases in  Gross Deposits higher‐cost time deposits Loans  Cost of deposits plateau, reflecting progress with deposit initiatives  CD repricing gap continues to trend positive with time deposit renewals lower than maturing rate $12.0B  Second quarter of significant asset quality improvements highlighted by a 35% decrease in  Deposits nonaccrual loans and a 20% reduction in total criticized loans  Asset Quality  Improvements driven by proactive identification and management of problem credits $12.2B  Credit losses remain minimal with net charge offs of $1.8 million, or 6bps of average loans  annualized 3

Loan Production & Portfolio Trends

New Loan Originations Funded


($ millions)
4.40% 4.42% 4.64% 4.79% 4.97% 5.22% 5.52% 5.46% 4.72%
$610.9 $663.5 $764.3 $792.3 $784.1 $667.3 $442.0 $503.9 $693.9
$120 $194 $181 $182 $168 $167 $71 $75 $62
$132 $85 $236 $285 $138 $155 $135 $176 $283
$359 $385 $347 $325 $478 $346 $236 $253 $349
3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19
CRE
C&I
Consumer
Average Rate

Loan Portfolio Composition


4%
19%
77%
9/30/2016
(First quarter after MOE)
8%
20%
72%
6/30/2019
7%
22%
71%
9/30/2019

- New loan originations funded increased to **$694 million** resulting in 1% net loan growth of $128 million
- Aggregate payoffs and paydowns remained at higher-than-usual levels at $633 million, versus $599 million in 2Q19
  - Largely driven by higher payoffs, reflecting competitive business environment and proactive identification and management of potentially problematic credits
- Well diversified mix of loan originations representing targeted mix of higher-yielding loans
  - 50% CRE / 41% C&I / 9% Consumer
- Decrease in average rate on new loan production reflects 25bps rate cuts in July and September 2019, as well as higher contribution of C&I production
- C&I production of $283 million reflects continued success in banking middle-market commercial borrowers and expansion of residential warehouse lending business
- SBA loan production of $54 million of which $34 million was 7(a)

Hope Bancorp

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Net Interest Income and Margin Key Net Interest Income Drivers Net Interest Income & NIM Average Loans & Yield  ($ millions) ($ billions) $126.4 $12.1 $11.9 $12.0 $11.9 $123.1 $11.8 $123.3 $122.8 $121.9 $120.1 $11.4 5.32% $119.6 $11.1 5.31% 5.27% $10.9 5.21% $117.2 $116.3 $10.7 5.16% 5.16% 3.83% 3.84% 3.66% 3.61% 3.47% 3.41% 5.12% 3.39% 3.31% 3.25% 5.07% 5.04% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Avg Loans Yield Net Interest Income NIM Average Interest Bearing Deposits &   3Q19 NII decreased slightly Q‐o‐Q largely reflecting a  Cost of Deposits reduction in accretion income $9.2 $9.1 $9.1 ($ millions) $8.8 $9.0 $8.5  Margin compression continued to moderate with net interest  $8.2 $7.8 $7.9 margin down 6bps to 3.25%, vs. 8bps compression in 2Q19 1.57% 1.62% 1.62% 1.40% 1.24% 1.06% – Compression of core net interest margin excluding  0.80% 0.91% purchase accounting adjustments moderated to a  0.75% 2bps decrease from a 6bps decrease in 2Q19  Decline in core net interest margin due to 1bps decline in  3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 core loan yields Average Interest Bearing Deposits Cost of Deposits  5bps ‐ 7bps impact to net interest margin for each 25bps  decrease in Fed Funds Rate 5

Noninterest Income Noninterest Income  Noninterest income increased to $13.0 million from  ($ millions) $19.9 $12.3 million in 2Q19 reflecting:  Expanded interest rate swap program drove higher  swap fee income linked quarter $16.3 $16.5  Service fees on deposit accounts up 6% due to higher  $15.3 core deposit account balance $10.4 $13.4                                 $13.0 $12.3 $6.6 $7.3 $11.6                    $6.7 $11.4 Quarter‐over‐Quarter Gain‐on Sale Variance $6.1  Sold $30.9 million of residential mortgage loans to  $7.3 $0.8 $0.3 $1.2 $6.7 secondary market in 3Q19, vs. $76.2 million in 2Q19 $1.3 $0.4 $6.2 $6.4  2Q19 sales of mortgage loans included bulk sale of  $3.6 $0.5 $2.6 $3.5 $3.5 seasoned loans from existing mortgage portfolio $2.3 $0.4 $0.1 $0.2 $0.4 $0.7 $1.1 $0.8  Net gain‐on‐sale of mortgage loans of $804,000 in 3Q19  versus $1.1 million in 2Q19 $5.2 $5.0 $4.8 $4.6 $4.6 $4.6 $4.3 $4.4 $4.7  Continued to reposition investment securities, which  resulted in gain of $153,000 in 3Q19, vs. $129,000 in  3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 2Q19  No SBA loan sales in 2019 Service fees on dep accts Gain on sale of SBA loans Gain on sale of other loans Gain on sale of securities Other income and fees 6

Noninterest Expense and Efficiency



Noninterest Expense and Efficiency Ratio
($ millions)
$61.8 $73.0 $68.5 $71.6 $67.5 $70.2 $70.8 $71.4 $70.0
44.32% 51.12% 48.92% 51.87% 49.38% 52.57% 54.06% 55.11% 54.15%
3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19
Noninterest Expense
Efficiency Ratio



Breakdown of Noninterest Expense and FTE
($ millions)
$25.9 $33.3 $29.1 $31.1 $30.5 $33.6 $30.4 $32.1 $28.4
1,463 FTE 1,470 FTE 1,502 FTE 1,491 FTE 1,512 FTE 1,494 FTE 1,468 FTE 1,446 FTE 1,439 FTE
$36.0 $39.7 $39.4 $40.6 $37.0 $36.6 $40.4 $39.3 $41.6
3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19
Compensation
Other
FTE



Noninterest Expense to Average Assets
($ billions)
$13.7 $14.0 $14.2 $14.6 $15.0 $15.2 $15.3 $15.2 $15.2
1.80% 2.08% 1.93% 1.96% 1.80% 1.85% 1.85% 1.88% 1.85%
3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19
Average Assets
NIE to Avg Assets Annualized

- Noninterest expense decreased 2% to $70.0 million in 3Q19 from $71.4 million in 2Q19
  - Benefited from a full quarter's cost saves from branch rationalization plan completed in 2Q19
  - Professional fees down 12% Q-o-Q
  - 6% increase in compensation expense primarily reflects fluctuation in self-funded group insurance expenses
  - FDIC credit results in $0 assessment for 3Q19
- Annualized noninterest expense to average assets improved to 1.85% in 3Q19 from 1.88% in 2Q19

Hope Bancorp

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Deposit Trends

Deposit Composition



($ billions)
$10.99 $10.85 $11.51 $11.73 $12.05 $12.16 $12.25 $12.17 $12.23
$4.01 $4.27 $4.77 $5.18 $5.55 $5.87 $5.99 $5.68 $5.19
$0.24 $0.24 $0.23 $0.23 $0.23 $0.23 $0.22 $0.24 $0.26
$3.69 $3.33 $3.45 $3.28 $3.25 $3.04 $3.09 $3.24 $3.75
$3.05 $3.00 $3.05 $3.04 $3.02 $3.02 $2.95 $3.01 $3.03
3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19
DDA MMA Savings Time

- Total end-of-period deposits increased **1%** Q-o-Q
- Favorable shift in deposit mix continued with increases in lower-cost deposits and decreases in time deposits
  - 1% increase in noninterest bearing deposits Q-o-Q
  - 16% increase in MMA balances Q-o-Q
  - 9% decreased in time deposits Q-o-Q
- Deposit costs plateau in 3Q19 at 1.62% and improved month-by-month since July 2019
- Repricing gap on time deposit renewals continued to improve with repricing reduction of 18bps in 3Q19, in contrast with 18bps increase in 2Q19
- Deposit gathering and cost containment strategies remain a **top priority**

Deposit Cost Trend



1.53%
1.58%
1.60%
1.61%
1.63%
1.64%
1.65%
1.62%
1.58%
Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19
Cost of Deposits

CD Renewal Repricing Gap



0.10% 0.13% 0.22% 0.25% 0.22% 0.19% 0.10% 0.04%
0.33% 0.51% 0.65% 0.85% 0.69% 0.50% 0.18% -0.18%
4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19
CD Renewal Repricing Gap
QTD Change in Avg CD Rate

Hope Bancorp

DDA = Noninterest bearing demand deposits
MMA = Money market account deposits

8

Asset Quality



Nonperforming Assets
($ millions)
$125.7 $125.2 $137.9 $129.1 $118.2 $113.0 $138.5 $111.66 $96.7
$17.2 $10.8 $8.3 $8.7 $9.0 $7.8 $6.3 $5.6 $19.4
$108.5 $114.4 $129.6 $120.4 $109.2 $105.2 $132.2 $106.0 $77.4
0.89% 0.88% 0.95% 0.87% 0.78% 0.74% 0.90% 0.73% 0.63%
3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19
NPLs
OREO
NPAs/Total Assets



Provision Expense & Net Charge Offs
($ millions)
$5.4 $3.6 $2.5 $2.3 $7.3 $2.8 $3.0 $1.2 $2.1
0.07% 0.10% 0.02% -0.04% 0.22% 0.03% 0.02% 0.05% 0.06%
3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19
Provision Expense
Net Charge Offs (Recoveries) (annualized)



Criticized Loans
($ millions)
$573.3 $568.5 $540.7 $497.2 $520.5 $481.4 $558.6 $510.3 $408.5
$348.1 $353.6 $344.6 $357.7 $302.7 $318.3 $353.2 $323.8 $268.6
5.23% 5.12% 4.79% 4.26% 4.36% 3.98% 4.63% 4.26% 3.37%
$225.2 $214.9 $196.1 $139.5 $217.8 $163.1 $205.4 $186.5 $139.8
3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19
Classified
Special Mention
Total Criticized Loans as a % of Gross Loans

- Significant improvement in asset quality in 3Q19
  - 35% decline in nonaccrual loans Q-o-Q
  - Total criticized loans down 20% Q-o-Q
- Improvements reflect benefits of proactive identification and management efforts, which led to payoffs of lower-rated credits and transfer of $26.0 million to loans held for sale, after charge offs of $599,000
- Credit losses continued to be minimal, with net charge offs of $1.8 million, or 6bps of average loans on an annualized basis
- Underlying health of broader portfolio remains solid

Hope Bancorp

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CECL Preliminary Impact Summary • The Bank is on‐track to adopt CECL on Jan 1, 2020 • Preliminary CECL allowance expected to increase by approximately 30% ‐ 40% compared to incurred loss method • Key drivers for CECL: − Large increase for longer duration CRE and Consumer loans − No material differences for shorter duration C&I loans − Portfolio composition (i.e. balance and asset quality mix)  − Forecasted economic environment − Input data (borrower / loan characteristics) consumed by quantitative models − All portfolios experience a shift from majority qualitative reserves to majority quantitative reserves between incurred loss  and CECL • Estimate subject to change as management continues to review the key drivers and methodology assumptions  through 2019 Key methodology assumptions Day 1 Capital Impact • The quantitative methodology for majority of the  • Tier 1 Common Equity Ratio Impact (Fully Phased  portfolio utilizes loan level probability of default  In) = reduction of approximately 22 to 29 bps and loss given default estimates  • Tangible Common Equity Ratio Impact =                         • 2‐year reasonable and supportable forecast period  reduction of approximately 18 to 24 bps and 1‐year mean reversion period • Moody’s economic forecast (Consensus scenario) • Portfolio level prepayment rate assumptions Note: CECL impact estimations are preliminary.  The Company will continue to refine the estimation through year‐end to incorporate any change in the  economic outlook, as well as other key drivers under the CECL methodology. 10

Near-Term Outlook & Strategies  Continuation of positive trends from first nine month of 2019  Favorable shift in mix of deposits to lower‐cost core deposits and better deposit cost management  Proactive identification and management program leading to improving asset quality trends  Well‐balanced mix of new loan production favoring higher‐yielding loans and less reliant on CRE  Concentrated focus on expense management leading to improving efficiencies   Full‐year loan growth guidance of 2‐3% for 2019 amidst strong headwinds of fierce competitive  landscape and higher trending payoff activity  NIM guidance of 5bps ‐ 7bps impact with each 25bps decrease in Fed Funds rate   2019 Key Priorities remain in focus relative to the rapidly changing rate environment  Profitable Growth – Better deposit cost management  Profitable Growth – Better loan yields  Profitable Growth – Better efficiencies  Capital Management Committed to Building on Strong Foundation and Enhancing Long‐Term Shareholder Value 11

2019 Third Quarter Earnings Conference Call Q&A 12